Exhibit 10.2


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


     AGREEMENT, made as of 16th day of December 2004, by and between VELOCITY ASSET MANAGEMENT, INC., a Delaware corporation (the "Grantor), having its principal executive offices at 48 S. Franklin Turnpike, 3rd Floor; Ramsey, NJ 07446, and THE DEL MAR CONSULTING GROUP, INC., a California corporation having its principal executive offices at 2455 El Amigo Road, Del Mar; CA 92014 (the "Optionee").


                                   WITNESSETH:

     WHEREAS, the Optionee has agreed to perform services for the Grantor pursuant to the Consulting Agreement by and between the Grantor and the Optionee effective December 16, 2004 (the "Consulting Agreement"), and

     WHEREAS, the Grantor desires the Optionee to perform such services on behalf of the Grantor;

     NOW, THEREFORE, in consideration of the Optionee's services to be rendered to the Grantor pursuant to the Consulting Agreement, the Grantor hereby grants to the Optionee an option to purchase common stock of the Grantor, $.001par value per share ("Common Stock"), on the following terms and conditions:

     1.   Option.
          ------

     The Grantor hereby grants to the Optionee a non-qualified stock option (not qualified as described in Section 422 of the Internal Revenue Code of 1986, as amended, the "Code") to purchase up to an aggregate of Two Hundred Fifty Thousand (250,000) fully paid and nonassessable shares of Common Stock (the "Shares"), subject to the terms and conditions set forth below.

     2.   Exercise Price.
          --------------

     The exercise price shall be Two Dollars and Fifty Cents ($2.50) per share. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses incurred by the Grantor in connection herewith.

     3.   Exercise of Option.
          ------------------

     Subject to the provisions of Paragraph 4 hereof, the option granted hereunder shall be exercisable in whole or in part at any time and from time to time from the earlier of June 16, 2005 or the date a registration statement filed by the Grantor containing the shares underlying the Option is deemed effective by the SEC through and until 5:00 p.m. Los Angeles, CA time on December 16, 2009.

     In order to exercise the option granted hereunder in whole or in part, the Optionee shall deliver to the Grantor a written notice substantially in the form of Notice of Exercise of Option to Purchase Shares attached hereto, delivery to be effected by facsimile and original copies to be delivered by overnight courier or by registered or certified mail, return receipt requested, addressed to the Grantor at its principal office. Such notice shall specify the number of Shares which Optionee is purchasing under the option herein granted and shall be accompanied by either:

          (i) Payment (in the form of cash or bank check or wire transfer of immediately useable funds) for the Shares so being purchased at the exercise price so specified in the form of Notice of Exercise of Option to Purchase Shares and therefor as specified in Paragraph 2 above; or

          (ii) Optionee's written direction to the Grantor to retain as consideration for the option exercise that number of the Shares (rounded upward to the next highest full Share) so being purchased which have an aggregate value (valued for such purposes using the average of the five highest closing prices of the Grantor's Common Stock in the principal market in which Shares trade during the twenty trading days preceding the date on which this Notice is delivered to VELOCITY ASSET MANAGEMENT, INC.) equal to the product derived by multiplying (a) the number of Shares so being purchased by (b) the exercise price of Two Dollars and Fifty Cents ($2.50) per share therefor as specified in Paragraph 2 of the Agreement;

     As soon as practicable thereafter but in any event within ten (10) business days after Grantor shall cause to be delivered to the Optionee certificates issued in the Optionee's name evidencing (x) in the case payment of the exercise price pursuant to (i) above the full number of Shares as to which this option was exercised by the Optionee or (y) in the case of payment of the exercise price pursuant to (ii) above the number of Shares remaining after subtracting from the full number of Shares as to which the option was exercised by Optionee that number of Shares which Grantor is to retain pursuant to (ii) above. Optionee shall be considered to be the holder and owner of the Shares to be evidenced by such certificates as of the close of business on the date Grantor received the notice of exercise accompanied by payment, as contemplated herein, without regard to the date of actual issuance of the certificate (s) representing such Shares.

     4.   Divisibility and Non-Assignability of the Option.
          ------------------------------------------------

          (a) The Optionee may exercise the option herein granted in whole or in part at any time and from time to time, subject to the provisions of Paragraph 3 above, with respect to any whole number of Shares included therein, but in no event may the option be exercised as to less than ten thousand (10,000) Shares at any one time, except for the remaining Shares covered by the option if less than ten thousand (10,000).

          (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the option herein granted or any interest therein, and the option herein granted shall be exercisable only by the Optionee or its legal successors.

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

     5.   Stock as Investment.
          -------------------

     By accepting this option, the Optionee agrees that it is Optionee's intention to purchase Shares hereunder for investment and without any view towards the resale or distribution thereof. In the event Shares to be issued upon exercise of this Option have not been registered at the time of proposed issuance under the Securities Act of 1933, as amended (the "Securities Act"), the Optionee shall deliver to the Grantor at the time of such issuance a written representation that optionee is acquiring such Shares in good faith for investment purposes only and not for resale or distribution. Grantor may place a "stop transfer" order with respect to such Shares with its transfer agent and place an appropriate restrictive legend on the stock certificate(s) evidencing such Shares, in order to prevent transfers unless such Shares are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is applicable.

     6.   Conditions to Issuance of Shares.
          --------------------------------

     The Grantor shall issue and deliver certificates for Shares purchased upon the exercise of any option granted hereunder, provided each of the following conditions is satisfied, which conditions the Grantor hereby undertakes and agrees to exercise its best efforts to satisfy or cause to be satisfied: (a) the issuance of such Shares shall have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel to the Grantor shall have given an opinion that such issuance is exempt from the registration requirements of such Act; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereof; and (c) permission for the listing of such Shares, if required, shall have been given by any national securities exchange on which Shares are at the time of issuance listed.

     7.   Registration Rights.
          -------------------

          (a)  If, at any time during the exercise period hereof and for the two
(2) years following the complete exercise of the Option, the Grantor proposes to file a registration statement with respect to any class of securities (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form) under the Securities Act, the Grantor shall notify the Optionee at least twenty (20) days prior to the filing of such registration statement and will offer to include in such registration statement all or any portion of the Shares. In a written notice to be delivered to the Grantor within twenty (20) days after receipt of any such notice from Grantor, the Optionee shall state the number of Shares that it wishes to register for resale and distribution publicly under the proposed registration statement. The Grantor will also use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to include within the coverage of each such registration statement (except as hereinafter provided) the Shares that Optionee has advised grantor that Optionee wishes to register pursuant to such registration statement for resale and distribution, to prosecute each such registration statement diligently to effectiveness, and to cause such registration statement to become

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

effective as promptly as practicable . In that regard, the grantor makes no representation or warranties as to its ability to have any registration statement declared effective.

     All registrations requested pursuant to this Paragraph 7 (a) are referred to herein as "Piggyback Registrations." In the event the Grantor is advised by the staff of the SEC, or any applicable self-regulatory or state securities agency that the inclusion of the Shares will prevent, preclude or materially delay the effectiveness of a registration statement filed, the Grantor, in good faith, may amend such registration statement to exclude the Shares without otherwise affecting the Optionee's rights to any other registration statement herein.

     8.   Adjustments Upon Changes in Capitalization.
          ------------------------------------------

          (a) In the event of changes in the outstanding Common Stock of the Grantor by reason of stock dividends, stock splits, reverse stock splits, recapitalization's, consolidations, combinations, exchanges of shares, separations, reorganizations, liquidation's or any similar events or events having similar consequences, the number and class of Shares as to which the option may be exercised shall be correspondingly adjusted so that for the same aggregate exercise price the Optionee shall be entitled to acquire the securities and other property Optionee would have held if Optionee had exercised the option granted hereunder for the number of Shares under consideration prior to the first of such events to occur and continued to hold such Shares and all other securities and other property issued with respect thereto in connection with such events. No adjustment shall be made with respect to cash dividends or non-liquidating dividends payable in property other than cash. Grantor shall also give Optionee prompt written notice of any event resulting in an adjustment under this Paragraph 8 (a), including a detailed computation of such adjustment.

          (b) Any adjustment in the number and kind of Shares and other securities shall apply proportionately to only the unexercised portion of the option granted hereunder at the time of the event giving rise to the adjustment. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of Shares so long as such increase does not result in the holder of the option being deemed to own more than 5% of the total combined voting power or value of all classes of stock of the Grantor or its subsidiaries, in which case the adjustment shall be revised to the next lower whole number of Shares.

     9.   No Rights in Option Stock.
          -------------------------

     Optionee shall have no rights as a shareholder in respect of Shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.

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

     10.  Effect Upon Employment.
          ----------------------

     This Agreement does not give the Optionee any right to employment by, or any other relationship with, the Grantor, except as provided in the "Consulting Agreement".

     11.  [Intentionally Omitted].
          -----------------------

     12.  Binding Effect.
          --------------

     Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and permitted assigns.


     13.  Miscellaneous.
          -------------

     This Agreement shall be construed under the laws of the State of New York applied to agreements made and to be performed entirely within such state. Headings have been included herein for convenience of reference only and shall not be deemed a part of this Agreement.

     14.  Notices.
          -------

     All notices, requests, and other communications hereunder shall be deemed to be duly given two days after sending prepaid overnight mail which requires signature by the recipient, addressed to the other party at the address as set forth herein below:

          To the Grantor:
          --------------

          Velocity Asset Management, Inc.
          Jack Kleinert, CEO
          48 S. Franklin Turnpike, 3rd Floor
          Ramsey, NJ 07446
          Phone: (201) 760-1030
          Fax: (201) 760-0930
          jck@tnrc.com

          To the Optionee:
          ---------------

          The Del Mar Consulting Group, Inc.
          Robert B. Prag, President
          2455 El Amigo Road
          Del Mar, CA 92014
          Phone: (858) 794-9500
          Fax: (858) 794-9544
          bprag@delmarconsulting.com

It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GRANTOR:                                  VELOCITY ASSET MANAGEMENT, INC.


                                          By: /s/ JACK KLEINERT
                                              ----------------------------------
                                              Name:  Jack Kleinert
                                              Title: CEO


                             ACCEPTED AND AGREED TO:


OPTIONEE:                                 THE DEL MAR CONSULTING GROUP, INC.


                                          By: /s/ ROBERT B. PRAG
                                              ----------------------------------
                                              Name:  Robert B. Prag
                                              Title: President and Its
                                                     Duly Authorized Agent

                 NOTICE OF EXERCISE OF OPTION TO PURCHASE SHARES
                 -----------------------------------------------


TO:  VELOCITY ASSET MANAGEMENT, INC.

The undersigned hereby exercises the option for the purchase of ___________________ (_______) shares with an exercise price of Two Dollars and Fifty Cents ($2.50) according to the terms and conditions of that certain Non-Qualified Stock Option Agreement, dated as of December 16, 2004 between VELOCITY ASSET MANAGEMENT, INC. and the undersigned (the "Agreement") and herewith makes payment of the exercise price in full in accordance with the terms of said Agreement by (check one):

     [ ] (i) payment in the form of cash or certified or bank cashier's check or wire transfer of immediately available funds for the Shares so being purchased at the exercise price of Two Dollars and Fifty Cents ($2.50) therefore as specified in Paragraph 2 of the Agreement; or

     [ ] (ii) this written direction to the Grantor to retain as consideration for the option exercise that number of the Shares (rounded upward to the next highest full Share) so being purchased which have an aggregate value (valued for such purposes using the average of the five highest closing prices of the Grantor's Common Stock in the principal market in which Shares trade during the twenty trading days preceding the date on which this Notice is delivered to VELOCITY ASSET MANAGEMENT, INC.) equal to the product derived by multiplying (a) the number of Shares so being purchased by (b) the exercise price of Two Dollars and Fifty Cents ($2.50) per share therefor as specified in Paragraph 2 of the Agreement.

The undersigned is purchasing such shares for investment purposes only and not with a view to the sale or distribution thereof. Kindly issue the certificate for such shares in accordance with the instructions given below.



                                               _________________________________
                                                   Robert B. Prag, President


Taxpayer I.D. Number:_____________________________

Instructions for issuance of stock:

________________________________________________________________________________
                                      Name

________________________________________________________________________________
                                 Street Address

________________________________________________________________________________
      City                           State                         Zip Code

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